                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): AUGUST 11, 1996

                  ___________________________________________

                        HOUSTON INDUSTRIES INCORPORATED
             (Exact name of registrant as specified in its charter)


            TEXAS                          1-7629                      74-1885573
(State or other jurisdiction      (Commission File Number)            (IRS Employer
      of incorporation)                                            Identification No.)

                       1111 LOUISIANA
                       HOUSTON, TEXAS                            77002
          (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code:  713/207-3000

                  ___________________________________________

                        HOUSTON LIGHTING & POWER COMPANY
             (Exact name of registrant as specified in its charter)


            TEXAS                          1-3187                     74-0694415
(State or other jurisdiction      (Commission File Number)           (IRS Employer
      of incorporation)                                            Identification No.)

                       1111 LOUISIANA
                       HOUSTON, TEXAS                            77002
          (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code:  713/207-1111

ITEM 5.  OTHER EVENTS

         On August 11, 1996, Houston Industries Incorporated (the Company), Houston Lighting & Power Company (HL&P) and a new Delaware subsidiary of the Company (HI Merger, Inc.) entered into an Agreement and Plan of Merger (the Merger Agreement) with NorAm Energy Corp. (NorAm), a Delaware corporation. Under the Merger Agreement, the Company would merge with and into HL&P and the currently outstanding common stock of the Company would become the common stock of HL&P, which would be renamed "Houston Industries Incorporated" (HII). NorAm would merge with and into HI Merger, Inc., which would be renamed "NorAm Energy Corp." and would be a wholly owned subsidiary of HII following the merger (collectively the mergers are referred to herein as the Merger). The outstanding HL&P preferred stock would remain unchanged.

         The transaction is valued at $3.8 billion, consisting of $2.4 billion for NorAm's common stock and equivalents and $1.4 billion of NorAm debt. Under the Merger Agreement, holders of NorAm common stock would receive at their election (at any time up to the trading day immediately prior to the closing date): (i) cash in the amount of $16 per share or (ii) HII voting common stock. The shareholders' election would, however, be subject to the right of the Company to prorate share and cash purchases to hold the percentage of cash and stock at or near 50-50. The value of the stock component would be held generally equal to the cash component within the range described below, with the number of HII shares to be issued in exchange for each share of NorAm common stock being that number of shares of HII common stock equal to the quotient obtained by dividing $16.00 by the average NYSE closing sales price of a share of Company common stock over a 20 consecutive trading day period commencing 25 trading days prior to the closing date of the Merger (the Average Price) provided that the Average Price will be deemed to be not less than $21.25 and not more than $26.00. In addition, if the closing does not occur by May 11, 1997, the cash (but not stock) consideration increases thereafter by two percent (simple interest) per quarter until closing.

         NorAm operates as Entex, the local gas distribution company in Houston, Texas, and in other areas in Texas, Louisiana and Mississippi. NorAm also operates as Arkla, which distributes natural gas at retail in Arkansas, Louisiana, Oklahoma and Texas, and as Minnegasco in Minnesota. NorAm operates interstate gas pipeline facilities through NorAm Gas Transmission and Mississippi River Transmission, natural gas gathering assets in Oklahoma, Louisiana, Arkansas and Texas and is engaged in various other energy-related businesses, including natural gas and electric wholesale trading, gas storage, wholesale electric services and providing unregulated retail energy services to industrial and large commercial customers.

         The Merger Agreement has been approved by the Boards of Directors of the Company, HL&P and NorAm. Consummation of the Merger is subject to customary closing conditions, including approval by shareholders of the Company and NorAm. The parties presently contemplate that shareholder meetings to consider approval of the transactions will be held prior to the end of 1996. Consummation of the Merger is also subject to receipt of favorable opinions of counsel that the Merger will qualify as a tax free reorganization and certain regulatory filings or approvals, including notice to or approvals from certain state regulatory agencies and municipal franchise authorities and the filing of the requisite notifications with the Federal Trade Commission and the Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the expiration of applicable waiting periods thereunder. The parties have agreed to certain undertakings and limitations regarding the conduct of their businesses prior to the closing.




                                     -2-
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         Under the merger structure HII would be both a public utility company and a public utility holding company under the Public Utility Holding Company Act of 1935 (PUHCA). The Merger Agreement contemplates that the merged companies will continue to be exempt from registration under PUHCA pursuant to
Section 3(a)(2) of PUHCA and regulations promulgated thereunder since the merged holding company would be "predominantly a public-utility company whose operations as such do not extend beyond the State in which it is organized and States contiguous thereto." Alternative structures are provided should existing administrative positions or legislative changes adversely affect the structure described above or permit structures not presently authorized by PUHCA. One of the alternative structures contemplates a non-holding company structure in which all domestic utility operations would be conducted within one publicly-held company.

         The Merger Agreement provides for termination by either party if the transactions have not been consummated by August 11, 1997, which date may be extended until December 31, 1997, in the event that the only unsatisfied condition to closing is receipt of regulatory approvals. The agreement may be terminated by the Company or NorAm in the event that (i) the other party fails to hold its shareholders meeting by February 15, 1997, (ii) the other party fails to cure noncompliance with its covenants in the agreement, (iii) the other party's representations are or become materially incorrect, (iv) there is a material adverse change in the other party (other than general economic changes or changes affecting the parties' industries generally), (v) the other party's board of directors withdraws or modifies, in an adverse manner, its recommendation for approval of the transactions or (vi) NorAm accepts a superior, unsolicited offer. The Merger Agreement provides for a termination fee to be paid by a party terminating the Merger Agreement in certain circumstances, which fee ranges from $10 million to $75 million depending on the circumstances of termination. Such termination fee is required at the $75 million level if NorAm terminates the Merger Agreement to accept a superior, unsolicited offer or if the agreement is terminated under certain other circumstances and such an offer is accepted within twelve months of termination of the Merger Agreement.

         The descriptions of the Merger Agreement set forth herein do not purport to be complete and are qualified in their entirety by the provisions of the Merger Agreement, which are attached hereto and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibit is filed herewith:

                2(a)   --   Agreement and Plan of Merger dated as of August 11,
                            1996 among Houston Industries Incorporated,
                            Houston Lighting & Power Company, HI Merger, Inc.
                            and NorAm Energy Corp.





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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HOUSTON INDUSTRIES INCORPORATED





Date: August 12, 1996                  By: /s/ MARY P. RICCIARDELLO
                                          --------------------------------------
                                           Mary P. Ricciardello
                                           Vice President and Comptroller

                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HOUSTON LIGHTING & POWER COMPANY





Date: August 12, 1996                  By: /s/  MARY P. RICCIARDELLO
                                          --------------------------------------
                                           Mary P. Ricciardello
                                           Vice President and Comptroller




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                                 EXHIBIT INDEX


 EXHIBIT
 NUMBER                          DESCRIPTION                               PAGE
 -------                         -----------                               ----
  2(a) Agreement and Plan of Merger dated as of August 11, 1996 among Houston Industries Incorporated, Houston Lighting &
             Power Company, HI Merger, Inc. and NorAm Energy Corp.